UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Plumas Bancorp
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Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Plumas Bancorp, (the “Company”) which will be held at the Plumas Bank Credit Administration Building located at 32 Central Avenue, Quincy, California, on Wednesday, May 16, 2012 at 10:30 a.m. At this annual meeting, shareholders will be asked to elect nine directors for the next year, vote on approval of a non-binding advisory vote on the Company’s executive compensation and for the ratification of the appointment of Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2012.

Plumas Bancorp is requesting your proxy to vote in favor of all of the nominees for election as directors. The Board of Directors of Plumas Bancorp recommends that you vote “FOR” the election of each of the nominees and “FOR” proposals two and three.

The proxy statement contains information about each of the nominees for directors and the Company’s executive compensation.

To ensure that your vote is represented at this important meeting, please sign, date and return the proxy card in the enclosed envelope as promptly as possible. As an alternative to using your paper proxy card to vote, you may also vote by telephone or over the internet by following the instructions on your proxy card.

Sincerely,

Andrew J. Ryback

President and Chief Executive Officer

The date of this proxy statement is April 2, 2012.

Notice of Annual Meeting of Shareholders

Plumas Bancorp

To:     The Shareholders of

        Plumas Bancorp

Notice is hereby given that, pursuant to its Bylaws and the call of its Board of Directors, the annual meeting of shareholders of Plumas Bancorp will be held at the Plumas Bank Credit Administration Building located at 32 Central Avenue, Quincy, California, on Wednesday, May 16, 2012 at 10:30 a.m., for the purpose of considering and voting upon the following matters:

1.	Election of Directors. To elect nine (9) persons to serve as directors of the Bancorp until their successors are duly elected and qualified.

James E. Beckwith	Arthur C. Grohs
Alvin G. Blickenstaff	Robert J. McClintock
William E. Elliott	Terrance J. Reeson
Gerald W. Fletcher	Daniel E. West
John Flournoy

2.	Advisory Vote on Executive Compensation. To provide a non-binding advisory vote on the Company’s executive compensation.

3.	Ratification of the Appointment of Independent Auditors. To ratify the appointment of Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2012.

4.	Transaction of Other Business. To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on March 30, 2012 as the record date for determination of shareholders entitled to notice of, and the right to vote at, the meeting.

You are urged to vote in favor of the election of all of the nominees for directors and to vote “FOR” approval of a non-binding advisory vote on the Company’s executive compensation and “FOR” the ratification of the appointment of Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2012 by signing and returning the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. As an alternative to using your paper proxy card to vote, you may also vote by telephone or over the internet by following the instructions on your proxy card. If you do attend the meeting, you may then withdraw your proxy. The proxy may be revoked at any time prior to its exercise.

By Order of the Board of Directors,

Dated: April 2, 2012	Terrance J. Reeson, Vice Chairman and Secretary

Plumas Bancorp

Proxy Statement

Annual Meeting of Shareholders

May 16, 2012

Plumas Bancorp (the “Company”) is providing this proxy statement to its shareholders in connection with the annual meeting (the “Meeting”) of shareholders to be held at the Plumas Bank Credit Administration Building located at 32 Central Avenue, Quincy, California, on Wednesday, May 16, 2012 at 10:30 a.m. and at any and all adjournments thereof.

It is expected that the Company will mail this proxy statement and accompanying notice and form of proxy to shareholders on or about April 10, 2012.

Shareholders may also view this proxy statement and the 2011 Annual Report to Stockholders on the internet at http://materials.proxyvote.com/729273.

General Information

Voting By Proxy. Whether or not you plan to attend the annual meeting, you may submit a proxy to vote the shares registered in your name via internet, telephone or mail as more fully described below:

•	By Internet: Go to http://www.proxyvote.com and follow the instructions. You will need information from your proxy card or electronic delivery notice to submit your proxy.

•	By Telephone: Call 1.800.690.6903 and follow the voice prompts. You will need information from your proxy card or electronic delivery notice to submit your proxy.

•	By Mail: Mark your vote, sign your name exactly as it appears on your proxy card, date your proxy card and return it in the envelope provided.

If a bank, broker or other nominee holds your shares, you will receive voting instructions directly from the holder of record. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via internet or telephone. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations “FOR”:

•	Proposal 1: Election to the Board of the 9 nominees named in this proxy statement;

•	Proposal 2: Approval of a non-binding advisory vote on the Company’s executive compensation; and

•	Proposal 3: Ratification of the appointment of Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2012.

If other matters properly come before the annual meeting, the persons appointed to vote the proxies will vote on such matters in accordance with their best judgment. Such persons also have discretionary authority to vote to adjourn the annual meeting, including for the purpose of soliciting proxies to vote in accordance with the Board’s recommendations on any of the above items.

Revocability of Proxies and Proxy Voting

You may revoke your proxy at any time before it is exercised by:

•	written notice of revocation delivered to Terrance J. Reeson, Corporate Secretary of Plumas Bancorp, at 35 S. Lindan Avenue, Quincy, California 95971;

•	a properly executed proxy of a later date mailed to the Company;

•	casting a new vote by telephone or internet; or

•	voting in person at the annual meeting.

In addition, the powers of the proxy holders will be revoked if the person executing the proxy is present at the meeting and elects to vote in person. Subject to such revocation or suspension, the proxy holders will vote all shares represented by a properly executed proxy received in time for the meeting in accordance with the instructions on the proxy.

If no instruction is specified by the shareholder with regard to the matter on the proxy to be acted upon, the proxy holders will vote the shares represented by the proxy “FOR” each of the nominees for directors, “FOR” approval of a non-binding advisory vote on the Company’s executive compensation and “FOR” the ratification of the appointment of Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2012. If any other matter is presented at the meeting, the proxy holders will vote in accordance with the recommendations of management.

Persons Making the Solicitation

The Board of Directors of the Company is soliciting proxies. The Company will bear the expense of preparing, assembling, printing and mailing this proxy statement and the material used in the solicitation of proxies for the meeting. The Company contemplates that proxies will be solicited principally through the use of the mail, but officers, directors and employees of Plumas Bancorp may solicit proxies personally or by telephone, without receiving special compensation for the solicitation. Although there is no formal agreement to do so, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. In addition, the Company may utilize the services of individuals or entities not regularly employed by the Company in connection with the solicitation of proxies, if management of the Company determines that this is advisable.

Voting Securities

Management of the Company has fixed March 30, 2012 as the record date for purposes of determining the shareholders entitled to notice of, and to vote at, the meeting. On March 30, 2012, there were 4,776,339 shares of Plumas Bancorp’s common stock issued and outstanding. Each holder of Plumas Bancorp’s common stock will be entitled to one vote for each share of the Company’s common stock held of record on the books of Plumas Bancorp as of the record date. In connection with the election of directors, shares may be voted cumulatively if a shareholder present at the meeting gives notice at the meeting, prior to the voting for election of directors, of his or her intention to vote cumulatively. If any shareholder of Plumas Bancorp gives that notice, then all shareholders eligible to vote will be entitled to cumulate their shares in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the record date, multiplied by the number of directors to be elected. These votes may be cast for any one nominee, or may be distributed among as many nominees as the shareholder sees fit. If cumulative voting is declared at the meeting, votes represented by proxies delivered pursuant to this proxy statement may be cumulated in the discretion of the proxy holders, in accordance with management’s recommendation.

The effect of broker non-votes is that such votes are not counted as being voted; however, such votes are counted for purposes of determining a quorum. The effect of a vote of abstention on any matter is that such vote is not counted as a vote for or against the matter, but is counted as an abstention.

Shareholdings of Certain Beneficial Owners and Management

Management of Plumas Bancorp knows of no person who owns, beneficially or of record, either individually or together with associates, 5 percent or more of the outstanding shares of the Company’s common stock, except as set forth in the table below. The following table sets forth, as of March 23, 2012, the number and percentage of shares of Plumas Bancorp’s outstanding common stock beneficially owned, directly or indirectly, by principal shareholders, by each of the Company’s directors, our executive officers named in the Summary Compensation Table contained in this Proxy and by the directors and executive officers of the Company as a group. The shares “beneficially owned” are determined under the Securities and Exchange Commission Rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the director, named executive officer or principal shareholder has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of March 23, 2012. Unless otherwise indicated, the persons listed below have sole voting and investment powers of the shares beneficially owned or acquirable by exercise of stock options. Management is not aware of any arrangements, which may result in a change of control of Plumas Bancorp.

	Amount and Nature of
Beneficial Owner	Beneficial Ownership (a)		Percent of Class (a)
Principal Shareholders that own 5% or more:

Cortopassi (b)	509,967		10.7

Directors and Named Executive Officers:

Andrew J. Ryback, President and CEO	58,575	(1)	1.2
Monetta R. Dembosz, EVP- Operations Manager of Plumas Bank	36,616	(2)	*
B. J. North, EVP—Retail Banking	3,600	(3)	*
Daniel E. West, Director and Chairman of the Board	76,579	(4)	1.6
Terrance J. Reeson, Director, Vice Chairman of the Board and Secretary of the Board	93,680	(5)	2.0
Alvin G. Blickenstaff, Director	83,668	(6)	1.7
William E. Elliott, Director	80,210	(7)	1.7
Gerald W. Fletcher, Director	43,736	(8)	*
John Flournoy, Director	40,625	(9)	*
Arthur Grohs, Director	43,098	(10)	*
Robert J. McClintock	66,169	(11)	1.4

All 13 Directors and Executive Officers as a Group	683,384		13.8

*	Less than one percent
(a)	Includes 168,212 shares subject to options held by the directors and executive officers that were exercisable within 60 days of March 23, 2012. These are treated as issued and outstanding for the purpose of computing the percentage of each director, named executive officer and the directors and executive officers as a group, but not for the purpose of computing the percentage of class owned by any other person, including principal shareholders.
(b)	Two Cortopassi controlled entities have beneficial ownership over a total of 509,967 shares of Plumas Bancorp. The Cortopassi Family Trust owns 189,410 shares of Plumas Bancorp, while Cortopassi Partners, L.P. owns 320,557 shares of Plumas Bancorp. Dean A. Cortopassi is the Trustee of the Cortopassi Family Trust and is also President of San Tomo, Inc., the general partner of Cortopassi Partners, L.P. Mr. Cortopassi disclaims beneficial ownership of the shares held by Cortopassi Family Trust and Cortopassi Partners, L.P. except to the extent of his pecuniary or partnership interests therein. The address of the Cortopassi entities is 11292 North Alpine Road, Stockton, California 95212.

(1)	Mr. Ryback has sole voting and investment powers as to 18,026 shares and shared voting and investment powers as to 10,000 shares. Mr. Ryback has 30,549 shares acquirable by exercise of stock options.
(2)	Ms. Dembosz has sole voting and investment powers as to 4,608 shares and shared voting and investment powers as to 4,359 shares and has 27,649 shares acquirable by exercise of stock options.
(3)	Ms. North has 3,600 shares acquirable by exercise of stock options.
(4)	Mr. West has sole voting and investment powers as to 7,125 shares, shared voting and investment powers as to 32,754 shares, sole voting powers but shared investment powers as to 16,794 shares and no voting or investment powers as to 5,857 shares. He also has 14,049 shares acquirable by exercise of stock options.
(5)	Mr. Reeson has shared voting and investment powers as to 74,771 shares and sole voting and investing powers as to 4,860 shares. He also has 14,049 shares acquirable by exercise of stock options.
(6)	Mr. Blickenstaff has shared voting and investment powers as to 67,202 shares, sole voting and investing powers as to 5,191 shares and no voting or investment powers as to 2,851 shares. He also has 8,424 shares acquirable by exercise of stock options.
(7)	Mr. Elliott has shared voting and investment powers as to 77,410. He also has 2,800 shares acquirable by exercise of stock options.
(8)	Mr. Fletcher has shared voting and investment powers as to 30,209 shares and sole voting and investing powers as to 45 shares. He also has 13,482 shares acquirable by exercise of stock options.
(9)	Mr. Flournoy has sole voting and investment powers as to 34,950 shares and no voting or investment powers as to 375 shares. He also has 5,300 shares acquirable by exercise of stock options.
(10)	Mr. Grohs has shared voting and investment powers as to 28,478 shares and no voting or investment powers as to 571 shares. He also has 14,049 shares acquirable by exercise of stock options.
(11)	Mr. McClintock has sole voting and investment powers as to 27,310 shares and shared voting and investment powers as to 38,059 shares. He also has 800 shares acquirable by exercise of stock options.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Plumas Bancorp’s directors and certain executive officers and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). The Reporting Persons are required by SEC regulation to furnish the Bancorp with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during and with respect to its 2011 fiscal year, no director, executive officer or beneficial owner of 10% or more of the Company’s common stock failed to file, on a timely basis, reports required during or with respect to 2011 by Section 16(a) of the Securities Exchange Act of 1934, as amended, except for the Cortopassi Family Trust which inadvertently failed to file one timely report on Form 4 with respect to one transaction.

Election of Directors

The persons named below, all of whom, with the exception of Mr. Beckwith, are current members of the Board of Directors (the “Board”), will be nominated for election as directors at the Meeting to serve until the 2012 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes of the proxy holders will be cast in such a manner as to effect the election of all 9 nominees, as appropriate. The 9 nominees for directors receiving the most votes will be elected directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees named below will be unable to serve if elected. However, in the case of Mr. Beckwith, his appointment to the Board is subject to the review and non disapproval of the Federal Deposit Insurance Corporation and the California Department of Financial Institutions. Additional nominations for directors may only be made by complying with the nomination procedures which are included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

The following table sets forth the names of, and certain information concerning, the persons to be nominated by the Board for election as directors of Plumas Bancorp.

		Year First
Name and Title		Appointed
Other than Director	Age	Director	Principal Occupation During the Past Five Years

Daniel E. West Chairman of the Board	58	1997	President, Graeagle Land & Water Co., a land management company. President, Graeagle Water Co, a private water utility, Graeagle, CA.

Terrance J. Reeson Vice Chairman and Secretary of the Board	67	1984	Retired. Formerly with the U.S. Forestry Service, Quincy, CA.

James E. Beckwith	54	N/A	President and Chief Executive Officer of Five Star Bank, Sacramento, CA.

Alvin G. Blickenstaff	76	1988	Farmer and Rancher, partner in Blickenstaff Ranch, Janesville, CA.

William E. Elliott	71	1987	Retired. Formerly President and CEO of Plumas Bancorp and Plumas Bank, Quincy, CA.

Gerald W. Fletcher	69	1988	Forest Products Wholesaler, Susanville, CA.

John Flournoy	67	2005	Rancher and Chief Financial Officer of Likely Land and Livestock Corporation, Likely, CA.

Arthur C. Grohs	75	1988	Retired. Former Retailer, Sparks, NV.

Robert J. McClintock	54	2008	Certified Public Accountant, co-owner of McClintock Accountancy Corporation, Tahoe City, CA.

The following is a brief discussion of the experience and qualifications of each nominee that the Corporate Governance Committee considered, in light of the Company’s business and structure, in nominating them for service as Directors:

Daniel E. West

Chairman of the Board

Director since 1997

Mr. Daniel E. West has lived in Graeagle, California since 1958. He is president of Graeagle Land and Water Company a land management company and Graeagle Water Company private water utility. Mr. West is a managing member of Graeagle Timber Company, LLC and is a member of the Feather River College Foundation. He also serves as a director on the boards of Graeagle Fire Protection District and California Water Association. Mr. West’s valuable business acumen, his extensive experience on various and diverse boards, and his deep ties to his community highly qualify him for service as a board director and chairman.

Terrance J. Reeson

Vice Chairman

Director since 1984

Mr. Terrance J. Reeson has lived in Quincy, California for nearly 50 years. He is a retired U.S. Forest Service Aviation Officer for the Plumas National Forest. Mr. Reeson is active in his community and is a former executive director of the Quincy Chamber of Commerce. Mr. Reeson’s relevant experience qualifying him for service as a director includes: extensive government service and widespread civic and community involvement.

James E. Beckwith

Mr. James E. Beckwith is the President and Chief Executive Officer of Five Star Bank and its holding company, Five Star Bancorp. He has over 25 years of banking experience. Prior to joining Five Star Bank, Mr. Beckwith served as Chief Financial Officer and Chief Operating Officer for National Bank of the Redwoods, in Santa Rosa, California. Mr. Beckwith graduated from San Francisco State University where he earned a Bachelor of Science degree in Business Administration with a concentration in Accounting. He is also a graduate of the Pacific Coast Banking School at the University of Washington. Mr. Beckwith serves on the boards of KDIE, Valley Vision, Sacramento Metropolitan Chamber, California Bankers Association and California Independent Bankers. Mr. Beckwith’s extensive experience in banking and accounting and his dedication to civil service highly qualifies him for service as a director.

Alvin G. Blickenstaff

Director

Director since 1988

Mr. Alvin G. Blickenstaff was born and raised in the Susanville, California area. Mr. Blickenstaff is the senior partner of Blickenstaff Ranch, a family owned and operated partnership, where they raise premium alfalfa hay, grain, and alfalfa seed. The partnership also operates a game bird club. He is a former director and chairman of former Sierra Security Bank. Mr. Blickenstaff is a member and past president of both the Lassen County Farm Bureau and Lassen County Cattleman’s Association. He served on the Jr. Sale Livestock Sale Committee for 42 years and received the Conservationist of the Year Award in 1972. In 2007, he was recognized with a Distinguished Service Award for community service by his peers. Mr. Blickenstaff’s expertise in the agricultural industry and business management highly qualifies him for service as a board director.

William E. Elliott

Director

Director since 1987

Mr. William E. Elliott joined Plumas Bank in 1987 as President and Chief Executive Officer and retired in 2005. He has been in the banking industry for over 45 years holding various management and board positions; this experience highly qualifies him for service as a board director. Mr. Elliott graduated from California State University, Sacramento where he received a Bachelor of Science degree in Accounting and a Masters in Business Administration. He also graduated from the Pacific Coast Banking School at the University of Washington. Mr. Elliott is very active in his community; he is chairman of the Feather River Community College Board with over 20 years experience, and he is a former director on the Plumas District Hospital Board with 22 years experience, both in Quincy, California. He has been a member of the Rotary Club for over 40 years.

Gerald W. Fletcher

Director

Director since 1988

Mr. Gerald W. Fletcher has lived in Susanville, California since 1956 and is a retired rancher, realtor, and insurance agent. He is a former director of former Sierra Security Bank. Mr. Fletcher owns and operates Fletcher Christmas Trees. He is a member and past president of Lassen County Cattleman’s Association and a member of the Lassen County Farm Bureau. Mr. Fletcher’s relevant experience qualifying him for service as a board director is comprised of a broad range of management and community service experience including his past service as Lieutenant in the Susanville Volunteer Fire Department, ex-Sergeant of the California National Guard, a past 4-H Leader and member of the Lassen County Jr. Livestock Auction Committee.

John Flournoy

Director

Director since 2005

Mr. John Flournoy was born and raised in Likely, California. He is a rancher and hay producer in Likely, California. Since 1971, he has served on the board of directors of the South Fork Irrigation District (SFID). He served for many years as a committee member for the Farm Service Agency where he reviewed all loan applications for small agricultural operations and evaluated collateral releases and settlements. Mr. Flournoy’s relevant experience qualifying him for service as a board director includes: lifelong experience as a rancher and hay producer on his family owned ranch, expertise in business and agricultural lending, and operational risk management.

Arthur C. Grohs

Director

Director since 1988

Mr. Arthur C. Grohs was born in Susanville, California and raised in Westwood and Susanville, California. He retired after 35 years of retail store ownership in Susanville. Mr. Grohs now resides in Reno, Nevada. As an experienced business owner and entrepreneur, he is an active counselor with SCORE of Northern Nevada. Through SCORE, Mr. Grohs enjoys providing free and confidential business advice to entrepreneurs working to start new businesses and grow existing businesses; and in turn, helps them become a vital part of the Northern Nevada business community. Mr. Grohs’ relevant experience qualifying him for service as a board director includes: marketing, long range planning, personnel management, and operational risk management.

Robert J. McClintock

Director

Director since 2008

Mr. Robert J. McClintock has lived in Tahoe City, California for over 25 years. He is a Certified Public Accountant and is co-owner of McClintock Accountancy Corporation headquartered in Tahoe City, California with an additional office in Truckee, California. As a Certified Public Accountant, Mr. McClintock brings strong accounting and financial skills important to the oversight of the Company’s financial reporting, enterprise and operational risk management. Mr. McClintock is Assistant Scoutmaster for Boy Scouts of America. He is also a board member of the Kiwanis Club of North Lake Tahoe and has served as past President and Treasurer. He is also the former treasurer for the Tahoe Truckee Excellence in Education Foundation. Mr. McClintock attended Michigan Tech University where he received his Bachelor of Science degree in Business Administration.

All nominees, with the possible exception of Mr. Beckwith whose appointment to the Board is subject to the review and non disapproval of the Federal Deposit Insurance Corporation and the California Department of Financial Institutions, will continue to serve if elected at the meeting until the 2013 annual meeting of shareholders and until their successors are elected and have been qualified. None of the directors were selected pursuant to any arrangement or understanding other than with the directors and executive officers of Plumas Bancorp acting within their capacities as such. There are no family relationships between any of the directors of Plumas Bancorp. No director of the Company serves as a director of any company that has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

The Board of Directors and Committees

During 2011, the Company’s Board of Directors met 19 times. None of Plumas Bancorp’s directors attended less than 75 percent of all Board of Directors’ meetings and committee meetings of which they were members. The Company does not have a policy requiring director attendance at its annual meeting. However, most directors attend the meeting as a matter of course. All current directors attended the annual meeting of shareholders held in May 2011. The Board has established, among others, an Audit Committee and a Corporate Governance Committee and each of these committees have charters. Charters for each of these committees are available on the Company’s website www.plumasbank.com.

Shareholder Communication with the Board of Directors

If you wish to communicate with the Board of Directors or the Chairman of the Board of Directors you may send correspondence to the Corporate Secretary, Plumas Bancorp, 35 S. Lindan Avenue, Quincy, California 95971. The Corporate Secretary will perform a review of such correspondence to ensure that communications forwarded to the Board of Directors or the Chairman preserve the integrity of the process. For example, items that are unrelated to the duties and responsibilities of the Board of Directors or the Chairman such as spam, junk mail and mass mailings, product complaints, personal employee complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements (the “Unrelated Items”) will not be forwarded. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be forwarded. Any communication that is relevant to the conduct of the Company’s business and is not forwarded will be retained for one year (other than Unrelated Items) and made available to the Chairman and any other independent director on request. The independent directors grant the Corporate Secretary discretion to decide what correspondence shall be shared with Company management and specifically instruct that any personal employee complaints be forwarded to Company’s Human Resources Department.

Board Role in Risk Oversight

The Board’s duties include understanding and assessing risks to the Company and monitoring the management of those risks. To fulfill this responsibility the directors are expected to attend all meetings and review materials in advance of the meetings. Each meeting includes a review of the activities of each board committee including the committee’s activities related to risk management. Each of our board committees concentrates on specific risks for which they have an expertise and each committee is required to regularly report to the Board of Directors on its findings.

The Board believes that evaluating how the executive team manages the various risks confronting the Company is one of its most important areas of oversight. In carrying out this critical responsibility, the Board has designated the Audit Committee with primary responsibility for overseeing enterprise risk management. While the Audit Committee has primary responsibility for overseeing enterprise risk management, each of the other Board committees also considers risk within its area of responsibility. For example, the Corporate Governance Committee reviews risks related to legal and regulatory compliance as they relate to corporate governance structure and processes, reviews risks related to compensation matters. The Board is apprised by the committee chairs of significant risks and management’s response to those risks via periodic reports. While the Board and its committees oversee risk management strategy, management is responsible for implementing and supervising day-to-day risk management processes and reporting to the Board and its committees on such matters.

Furthermore, because the banking industry is highly regulated, certain risks to the Company are monitored by the Board of Directors through its review of the Company’s compliance with regulations set forth by its regulatory authorities, including the FDIC and recommendations contained in regulatory examinations.

With respect to risk related to compensation matters, the Corporate Governance Committee considers, in establishing and reviewing the Company’s executive compensation program, whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. Executives’ base salaries are fixed in amount and thus do not encourage risk-taking. Currently no bonuses programs are in effect. The other significant source of compensation to Executives is in the form of long-term equity awards that are important to help further align executives’ interests with those of the Company’s shareholders. The Corporate Governance Committee believes that these awards do not encourage unnecessary or excessive risk-taking since the ultimate value of the awards is tied to the Company’s stock price, and since awards are subject to long-term vesting schedules to help ensure that executives have significant value tied to long-term stock price performance.

The Corporate Governance Committee has also reviewed the Company’s compensation programs for employees generally and has concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the Company. The Corporate Governance Committee believes that the design of the Company’s annual cash and long-term equity incentives provides an effective and appropriate mix of incentives to help ensure the Company’s performance is focused on long-term stockholder value creation and does not encourage the taking of short-term risks at the expense of long-term results.

Leadership Structure of Board

The Board believes that the Company and its shareholders are best served by having an independent Board Chairman and a separate CEO. We separate these roles in recognition of the differences between the two roles. The CEO is responsible for day to day leadership and performance of the Company, while the Chairman of the Board provides strategic guidance to the CEO and presides over meetings of the full Board.

Code of Ethics

The Board of Directors has adopted a code of business conduct and ethics for directors, officers (including Plumas Bancorp’s principal executive officer and principal financial officer) and financial personnel, known as the Corporate Governance Code of Ethics. This Code of Ethics Policy is available on Plumas Bancorp’s website at www.plumasbank.com. Shareholders may request a free copy of the Code of Ethics Policy from Plumas Bancorp, Ms. Elizabeth Kuipers, Investor Relations, 35 S. Lindan Avenue, Quincy, California 95971. Additionally, a copy of the Company’s Corporate Governance Code of Ethics can be accessed at http://www.plumasbank.com. Click on the “Investor Relations tab” and then Governance Documents.

Director Independence

The Board has determined that each of the following non-employee directors and Mr. Beckwith are “independent” within the meaning of the listing standards and rules of NASDAQ.

Daniel E. West	Terrance J. Reeson
Alvin G. Blickenstaff	Gerald W. Fletcher
John Flournoy	Arthur C. Grohs
Robert J. McClintock

Audit Committee

Plumas Bancorp has an Audit Committee composed of Mr. McClintock, Chairman and Messrs. Flournoy, Grohs and Reeson. The Board has determined that each member of the Audit Committee meets the independence and experience requirements of the listing standards of NASDAQ and the Securities and Exchange Commission. The Board has also determined that Mr. Robert J. McClintock is qualified as an audit committee financial expert and that he has accounting or related financial management expertise, in each case in accordance with the rules of the Securities and Exchange Commission and NASDAQ’s listing standards.

The Audit Committee met eight times during 2011. The Audit Committee reviews all internal and external audits including the audit by Crowe Horwath LLP, the Company’s independent auditor. The Audit Committee reports any significant findings of audits to the Board of Directors, and ensures that the Company’s internal audit plans are met, programs are carried out, and deficiencies and weaknesses, if any, are addressed. The Audit Committee meets regularly to discuss and review the overall audit plan. The Audit Committee’s policy is to pre-approve all recurring audit and non-audit services provided by the independent auditors through the use of engagement letters. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding all services provided by the independent auditors and fees associated with those services performed to date. The fees paid to the independent auditors in 2011 and 2010 were approved per the Audit Committee’s pre-approval policies.

Audit Committee Report

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Plumas Bancorp specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

The Board of Directors and the Audit Committee has reviewed Plumas Bancorp’s audited financial statements and discussed such statements with management. The Audit Committee has discussed with Crowe Horwath LLP, the Company’s independent auditors during the year 2011, the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (Communication with Audit and Finance Committees, as amended).

The Audit Committee received written disclosures and a letter from Crowe Horwath LLP, required by Independence Standards Board Standard No. 1 and has discussed with them their independence from management. The Audit Committee has also considered whether the independent auditors’ provision of other non-audit services is compatible with the auditors’ independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that Plumas Bancorp’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE:

Robert J. McClintock, Chairman	John Flournoy
Arthur C. Grohs	Terrance J. Reeson

Corporate Governance Committee

Plumas Bancorp has a Corporate Governance Committee which met six times during 2011. The Corporate Governance Committee consists of Mr. Grohs, Chairman and Messrs. Blickenstaff, Reeson and West. The Board has determined that Messrs. Grohs, Blickenstaff, Reeson and West are “independent” within the meaning of the listing standards and rules of NASDAQ. The Corporate Governance Committee provides assistance to the Board by identifying qualified individuals as prospective Board members, recommends to the Board the director nominees for election at the annual meeting of shareholders, nominates the Chairperson and Vice-Chairperson of the Board, oversees the annual review and evaluation of the performance of the Board and its committees, and develops and recommends corporate governance guidelines to the Board of Directors.

During 2008 the Board transferred the duties and responsibilities of the Compensation Committee to the Corporate Governance Committee and eliminated the separate Compensation Committee. This expanded the responsibilities of the Corporate Governance Committee to include among other duties, to at least annually review, adjust (as necessary), and approve the Company’s directors’ compensation, including cash, equity or other compensation for service on the Board, any committee of the Board and as Chairperson of the Board or any committee of the Board, at least annually review, adjust (as necessary) and approve the Chief Executive Officer’s compensation, provide advice and consent to the Chief Executive Officer in the review and adjustment of executive officer compensation (other than the Chief Executive Officer), approve the compensation strategy for the Company’s employees, review and recommend for approval by the Board all equity-based compensation, including stock options and stock grants and approve other personnel matters, which are in excess of management’s authority.

The Corporate Governance Committee is also responsible for compliance with the Emergency Economic Stabilization Act with respect to the semi-annual review and certification of incentive compensation arrangements for the Chief Executive Officer and other senior executive officers to ensure that the senior executive officer (SEO) incentive compensation arrangements do not encourage the senior executive officers to take unnecessary and excessive risks that threaten the value of the Company for the duration that the Company has funds from the United States Treasury under the Capital Purchase Program. The Corporate Governance Committee has completed two such reviews during 2011 and has identified and limited during the applicable period any features of the SEO compensation plans that could lead SEOs to take unnecessary and excessive risks that could threaten the value of Plumas Bancorp, and during that same applicable period has identified any features of the employee compensation plans that pose risks to Plumas Bancorp and has limited those features to ensure that Plumas Bancorp is not unnecessarily exposed to risks. The Corporate Governance Committee has reviewed the terms of each employee compensation plan and identified any features of the plan that could encourage the manipulation of reported earnings of Plumas Bancorp to enhance the compensation of an employee and has limited those features.

The Corporate Governance Committee has the authority, to the extent it deems necessary, to retain and terminate an outside compensation consultant to assist in the evaluation of director and executive officer compensation and benefit matters. During the year ending December 31, 2011 the Corporate Governance Committee did not engage an outside compensation consultant.

The Corporate Governance Committee does not have any written specific minimum qualifications or skills that the committee believes must be met by either a committee-recommended or a security holder-recommended candidate in order to serve on the Board. The Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Corporate Governance Committee or the Board decided not to re-nominate a member for re-election, the Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the following criteria. While no specific diversity policy exists, when identifying and evaluating new directors, the Corporate Governance Committee considers the diversity and mix of the existing Board of Directors, including, but not limited to, such factors as: the age of the current directors, their geographic location (being a community bank, there is a strong preference for local directors), background, skills and employment experience. Among other things, when examining a specific candidate’s qualifications, the Corporate Governance Committee considers the candidate’s: ability to represent the best interest of the Company, existing relationships with the Company, interest in the affairs of the Company and its purpose, ability to fulfill director responsibilities, leadership skill, reputation within the Company’s community, community service, integrity, business judgment, ability to develop business for Plumas Bancorp and ability to work as a member of a team. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law. All nominees to be considered at the Meeting were recommended by the Corporate Governance Committee.

The Corporate Governance Committee will consider nominees to the Board proposed by shareholders, although the Board has no formal policy with regard to shareholder nominees as it considers all nominees on their merits as aforementioned. Any shareholder nominations proposed for consideration by the Board may only be made by complying with the procedures which are included in this proxy statement and should be addressed to:

President

Plumas Bancorp

35 S. Lindan Avenue

Quincy, CA 95971

PROPOSAL 2

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company has chosen to participate in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program. On January 30, 2009 the Company, issued to the United States Department of the Treasury (“Treasury”) 11,949 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”).

The American Recovery and Reinvestment Act of 2009 (the “ARRA”) more commonly known as the economic stimulus package, was signed into law on February 17, 2009. In addition to a wide variety of programs intended to stimulate the economy, ARRA imposes significant new requirements for and restrictions relating to the compensation arrangements of financial institutions that received government funds through TARP, including institutions like the Company that participated in the Capital Purchase Program prior to ARRA. These restrictions apply until a participant repays the financial assistance received through TARP.

One of the requirements for any recipient of funds in the TARP is to provide an advisory vote on the compensation of executives, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

This proposal, commonly known as a “Say-on-Pay” proposal, gives you as a shareholder the opportunity to provide an advisory vote on the Company’s executive compensation as disclosed in this proxy statement through the following resolution:

“Resolved, that the shareholders approve the compensation of the Company’s executives, as described in the tabular and accompanying narrative disclosure regarding Named Executive Officer compensation in this Proxy Statement for its 2012 Annual Meeting.”

Because the vote is advisory, it will not be binding upon the Board of Directors, will not overrule any decision made by the Board of Directors, and will not create or imply any additional fiduciary duty on the Board of Directors. The Corporate Governance Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors believes that the Company’s executive compensation program is reasonable in comparison both to similar sized companies in the industry and to the performance of the Company during 2011. We also believe that the Company’s compensation program is effective in aligning the interests of the executives with the interests of the Company’s stockholders on a long-term basis and is appropriate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF A NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT.

Executive Officers

The following table sets forth information concerning executive officers of Plumas Bancorp and Plumas Bank:

Name	Age	Position and Principal Occupation for the Past Five Years
Andrew J. Ryback	47	President and Chief Executive Officer of Plumas Bancorp and Plumas Bank since November 16, 2011. Interim President and Chief Executive Officer of Plumas Bancorp and Plumas Bank effective March 29, 2010. Formerly Executive Vice President and Chief Financial Officer of Plumas Bancorp and Plumas Bank.

Richard L. Belstock	55	Senior Vice President since September, 2010. Chief Financial Officer of Plumas Bancorp and Plumas Bank since November 16, 2011. Interim Chief Financial Officer of Plumas Bancorp and Plumas Bank effective March 31, 2010. Formerly Vice President and Controller of Plumas Bancorp and Plumas Bank.

Monetta R. Dembosz	61	Executive Vice President and Operations Manager of Plumas Bank since February 2007. Previously Senior Vice President and Operations Manager of Plumas Bank.

B. J. North	61	Executive Vice President of Retail Banking, Marketing and Wealth Management of Plumas Bank since July 2008. Previously Chief Advancement Officer for Truckee Meadows Community College.

Kerry D. Wilson	55	Senior Vice President and Chief Credit Administrator since February, 2012. Previously Senior Vice President – Assistant Loan Administrator.

Executive Compensation

Summary Compensation Table

Name and Principal Position	Year	Salary		Bonus		Stock Awards (1)		Option Awards (2)		Non-Equity Incentive Plan Compensation (3)		Nonqualified Deferred Compensation Earnings		All Other Compensation (4)		Total
(a)	(b)	(c)		(d)		(e)		(f)		(g)		(h)		(i)		(j)
Andrew J. Ryback President and CEO of Plumas Bancorp and Plumas Bank	2011 2010	$ $	175,000 168,750	$ $	0 0	$ $	0 0	$ $	0 0	$ $	0 0	$ $	0 0	$ $	3,216 3,093	$ $	178,216 171,843

B. J. North EVP, Retail Banking Plumas Bank	2011 2010	$ $	135,000 138,750	$ $	0 0	$ $	0 0	$ $	14,256 0	$ $	0 0	$ $	0 0	$ $	9,840 9,000	$ $	159,096 147,750

Monetta R Dembosz EVP, Operations Manager of Plumas Bank	2011 2010	$ $	135,000 138,750	$ $	0 0	$ $	0 0	$ $	14,256 0	$ $	0 0	$ $	0 0	$ $	700 2,096	$ $	149,956 140,846

(1)	The Company has not granted stock awards.

(2)	The amounts in column (f) reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 3 to the Company’s audited financial statements for the fiscal year ended December 31, 2011 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 23, 2012. No options were granted in 2010.
(3)	The Company did not provide a non-equity incentive plan for its employees during 2011 or 2010.
(4)	The amounts in column (i) include premiums paid and accrued on life insurance policies, personal use of Company automobile, cell phone allowance and during 2010 the Company’s contribution under Plumas Bank’s 401(k) Plan. The amount for Ms. North includes automobile allowances of $9,000 in 2011 and 2010.

Non-Equity Incentive Plan

The Company has chosen not to provide a non-equity incentive plan for its employees during 2011 or 2010, and no bonus or incentive payments were made in 2011 or 2010 and none are anticipated to be paid during 2012.

Stock Option Awards

We consider equity compensation in the form of annual stock option awards an important component of our total compensation package because it helps align the interests of our executives to those of our shareholders and provides a significant retention benefit. During 2006 the Company’s shareholders approved an amendment and restatement of the Plumas Bank 2001 Stock Option Plan allowing restricted stock awards to employees. The Corporate Governance Committee approves and recommends to the Board for its approval all stock option and restricted stock grants.

On March 16, 2011 options totaling 14,400 each were granted to Ms. North and Ms. Dembosz. During 2010 we chose not to grant any stock options. The Company makes grants of equity-based compensation only at fair market value of our stock at the time of grant. The exercise price of stock options is set at the closing stock price on the date of grant. All option grants have a maximum vesting period of five (5) years and expire no more than ten (10) years from the date of grant. The ability to grant options under the Company’s stock option plan terminated on March 21, 2011 and therefore until a new stock option plan is approved by its shareholders no additional options will be granted.

The Company incorporates the officer’s position level in the determination of the total value of the equity-based compensation to be included in the officer’s total compensation. The higher the officer level the more options/restricted stock that may be granted to the officer. Additional options may be granted to an individual based on outstanding achievement. This is consistent with the Company’s philosophy of rewarding those officers who have the most impact on our performance.

Post-Employment Benefits

We consider providing significant post-employment benefits in the form of providing salary continuation benefits to our executives as an important part of their total executive compensation to reward them for their service and loyalty to the Company. The Company has entered into salary continuation agreements with Mr. Ryback and Ms. Dembosz. The purpose of the salary continuation agreements is to provide special incentive to the experienced executive officer to continue employment with the Company on a long-term basis. The agreements provide the executive with salary continuation benefits of up to $62,000 per year for 15 years after retirement at age 65. In the event of death prior to retirement, the executive’s beneficiary will receive salary continuation benefits at a reduced amount depending on the length of service with the Company or in the case of Mr. Ryback his beneficiary is entitled to a portion of the death benefits pursuant to a split dollar agreement. In the event of disability wherein the executive does not continue employment with the Company, the executive is entitled to salary continuation benefits, at a reduced amount depending on the length of service with the Company, beginning at age 65 or on the date on which he is no longer entitled to disability benefits under the Company’s group disability insurance, whichever is earlier. If the executive terminates employment with the Company for a reason other than death or disability prior to the retirement age of 65, such person will be entitled to salary continuation benefits at a reduced amount depending on the length of service with the Company. The vesting of salary continuation benefits for Mr. Ryback occurs at a rate that provides for a 90% vesting at age 60 and 2% per year for the next five years of service, for a total vesting of 100%. Ms. Dembosz’s salary continuation benefits were approximately 32% vested at age 60. Between age 60 and 65 her vesting will increase at an annual rate of between 13% and 15% per year and she will become fully vested at age 65.

In the event of a change of control of the Company and the executive terminates employment with the Company or its successor within a period of 24 months after such change in control, then the executive may elect full vesting of his salary continuation payments and the payment of the salary continuation benefits beginning with the month following the month of termination, subject to the reduction of benefits if the benefits result in a limitation of deductibility of such benefits for the Company under Section 280G of the Internal Revenue Code. The salary continuation benefits are informally funded by single premium life insurance policies with the executive as the insured parties and the Company as the beneficiary of the policies.

The Company has entered into a split dollar agreement with Mr. Ryback. The purpose of the split dollar agreement is to provide special incentive to Mr. Ryback to continue employment with the Company on a long-term basis. To accomplish this, the Company agrees to divide the net death proceeds of life insurance policies on Mr. Ryback’s life with Mr. Ryback’s beneficiary. However, Mr. Ryback’s rights or interests in the split dollar policies no longer exist once he ceases to be employed by the Company for any reason whatsoever prior to normal retirement age provided that he has received or had the opportunity to receive any benefit under his executive salary continuation agreement.

The Company has agreed to pay the taxes on the imputed income on the life insurance benefit provided to Mr. Ryback under the split dollar agreement. However, the Company is precluded from making tax gross up payments while the Company has funds outstanding from the United States Treasury under the Capital Purchase Program and therefore during this period he is responsible for the payment of these taxes.

During 2008 the split dollar and salary continuation agreements of Mr. Ryback was amended to insure compliance with section 409A of the Internal Revenue Code.

Perquisites

We offer a qualified 401(k) plan in which the named executive officers participate on the same terms as all other employees. During 2010, we matched the first 3% on a dollar-for-dollar basis until April 1, 2010 at which time we discontinued the Company’s matching contribution. In addition we offer medical, dental and vision plans under the same terms to all employees. Other perquisites and benefits, which do not represent a significant portion of the named executive’s total compensation, include for Mr. Ryback a company provided automobile, company provided gasoline and maintenance and the payment of Mr. Ryback’s portion of the split dollar insurance. During 2011 and 2010, Ms. North received a $750 monthly automobile allowance. Mr. Ryback, Ms. Dembosz and Ms. North also receive a monthly allowance to cover the business portion of their cellular phone use and are provided with gasoline for the business use of their automobiles. These plans, and the contributions we make to them, provide an additional benefit to attract and retain executive officers of the Company.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards							Stock Awards
				Equity Incentive Plan Awards:						Equity Incentive Plan Awards:	Equity Incentive Plan Awards:
Name (8)	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market value of Shares or Units of Stock That Have Not Vested ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)		(c)	(d)	(e)		(f)	(g)	(h)	(i)	(j)
Andrew J. Ryback	5,625 2,812 3,000 2,812 10,400 4,425	(1) (2) (6) (3) (4) (5)	0 0 0 0 0 1,475	N/A	$ $ $ $ $ $	10.75 13.19 12.67 14.19 16.37 12.40	12/18/2012 12/17/2013 04/02/2014 12/15/2014 03/01/2015 02/20/2016	$0	$0	$0	$0
B. J. North	0	(7)	14,400	N/A		$2.95	03/16/2019	$0	$0	$0	$0
Monetta R. Dembosz	2,125 2,812 2,812 10,400 4,425 0	(1) (2) (3) (4) (5) (7)	0 0 0 0 1,475 14,400	N/A	$ $ $ $ $ $	10.75 13.19 14.19 16.37 12.40 2.95	12/18/2012 12/17/2013 12/15/2014 03/01/2015 02/20/2016 03/16/2019	$0	$0	$0	$0

(1)	Options vest 20% per year beginning 12/18/2003
(2)	Options vest 20% per year beginning 12/17/2004
(3)	Options vest 20% per year beginning 12/15/2005
(4)	Options were granted 3/1/2007, have an eight year life and vest 25% per year beginning 3/01/2008
(5)	Options were granted 2/20/2008, have an eight year life and vest 25% per year beginning 2/20/2009
(6)	Options vest 20% per year beginning 04/02/2005
(7)	Options were granted 3/16/2011, have an eight year life and vest 25% per year beginning 3/16/2012

Potential Payments Upon Termination Or Change of Control

The following is a discussion of the payments that may come due to a named executive officer following a change of control or the termination of the named executive officer. Regardless of the manner in which a named executive officer’s employment terminates, he is entitled to receive amounts earned during his term of employment including all unused vacation pay and amounts vested through the Bank’s 401(k) Plan. Upon termination of employment, a named executive officer also has the right to exercise all vested stock options, unless their termination is for cause.

The Company is limited in its ability to make change of control, bonus or termination of employment payments described in this proxy statement to its most highly paid employee while the Company has funds outstanding from the United States Treasury under the Capital Purchase Program.

Payments Made Upon a Change in Control

Salary Continuation Agreements: The Company has entered into salary continuation agreements with Mr. Ryback and Ms. Dembosz. The agreements for Mr. Ryback and Ms. Dembosz provide the executive with salary continuation benefits of up to $62,000 per year for 15 years after retirement.

In the event of a change of control of the Company and the executive terminates employment with the Company or its successor within a period of 24 months after such change in control, then the executive may elect full vesting of his salary continuation payments and the payment of the salary continuation benefits beginning with the month following the month of termination, subject to the reduction of benefits if the benefits result in a limitation of deductibility of such benefits for the Company under Section 280G of the Internal Revenue Code.

Under the terms of these agreements a change in control is defined as a change in the ownership or effective control of the Employer, or in the ownership of a substantial portion of the assets of the Employer, as such change is defined in section 409A of the Internal Revenue Code and regulations thereunder.

Compensation of Directors

Director Compensation: During 2011, non-employee Directors, except the Chairman, each received $1,890 per month for serving on the Plumas Bancorp’s and Plumas Bank’s Board of Directors and committees. The Chairman received $2,385 per month.

Deferred Fee Agreements: The Company has entered into a Deferred Fee Agreement with board member Blickenstaff who deferred $16,800 in fees during 2009. The purpose of the Deferred Fee Agreements is to provide a board member an opportunity to defer his or her director fees as an incentive to continue service with the Company. The agreement provides for deferral of director fees to the earlier of an agreed upon distribution date or the termination of director services for any reason. The Company will accrue interest on all deferred director fees at an annual floating percentage rate of the current Wall Street Journal Prime Rate minus 1%. In the event of death prior to retirement, the beneficiary will receive full-deferred fee benefits. In the event of disability wherein the director does not continue service with the Company, the director is entitled to the full-deferred fee benefit accrued up to the point of director’s termination of service.

Non-Qualified Stock Options: On March 16, 2011 the Company granted to each of its directors 3,200 in non-qualified stock options with an exercise price of $2.95 per share. The options vest 25% per year beginning on March 16, 2012 and have an eight year life. No stock options were granted to directors during 2010. The Company makes grants of non-qualified stock options only at fair market value of our stock at the time of grant. All option grants have a maximum vesting period of five (5) years and expire no more than ten (10) years from the date of grant. Upon a change in control all stock options held by directors may vest and become exercisable.

Director Emeritus Plans

Director Retirement Agreement: The Company has entered into Director Retirement (fee continuation) Agreements with its non-employee Directors excluding Mr. Elliott. Mr. Elliott retired as President and Chief Executive Officer of the Company during 2005 and is currently receiving benefits under his executive salary continuation agreement. The purpose of the fee continuation agreements is to provide a retirement benefit to the board members as an incentive to continue informal service with the Company. The agreement provides for fee continuation benefits of up to $10,000 per year with a term of 12 years after retirement with the exception of board members Flournoy and McClintock’s agreements which have a term of 15 years. In the event of death prior to retirement, the beneficiary will receive full fee continuation benefits, with the exception of Messrs. Flournoy and McClintock’s beneficiary who would be entitled to receive a lump sum payment of $30,000. In the event of disability wherein the director does not continue service with the Company, the director is entitled to fee continuation benefits, at a reduced amount depending on the length of service with the Company, beginning the month following termination of service. The agreements, with the exception of Messrs. Flournoy and McClintock’s agreement, allow for a Hardship Distribution under specified circumstances. Hardship Distributions are limited to the amount the Company had accrued under the terms of the agreement as of the day the director petitioned the Board to receive a Hardship Distribution. Upon a change in control the director is eligible to receive the full fee continuation benefits upon the director’s termination of service. The fee continuation benefits, with the exception of Mr. McClintock’s benefits, are informally funded by single premium life insurance policies. The directors are the insured parties and the Company is the beneficiary of the respective policies.

Post-Retirement Consulting Agreement: The Company has entered into Post-Retirement Consulting Agreements with its non-employee Directors with the exception of Messrs. Flournoy, Elliott and McClintock. The purpose of the Agreement is to provide consideration to the board members in exchange for consulting services after their retirement from the Board. The agreements provide for consulting fees of $10,000 per year for 3 years after retirement. In the event of death prior to completion of the consulting services, the beneficiary will receive death benefits equal to the remaining unpaid consulting fee benefits. In the event of disability wherein the retired director is unable to continue consulting services with the Company, the Company may terminate the director’s post-retirement consulting services. If the retired director voluntarily terminates his or her consulting services for other than good reason or if the Company terminates the director’s post-retirement consulting services for cause, the Post-Retirement Consulting Agreement shall terminate.

The table below summarizes the compensation paid by the Company to non-employee Directors for the fiscal year ended December 31, 2011.

Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Daniel E. West	$28,620	N/A	$3,168	N/A	N/A	$0	$31,788

Terrance J. Reeson	$22,680	N/A	$3,168	N/A	N/A	$0	$25,848

Alvin G. Blickenstaff	$22,680	N/A	$3,168	N/A	$0	$0	$25,848

William E. Elliott	$22,680	N/A	$3,168	N/A	N/A	$0	$25,848

Gerald W. Fletcher	$22,680	N/A	$3,168	N/A	N/A	$0	$25,848

John Flournoy	$22,680	N/A	$3,168	N/A	N/A	$0	$25,848

Arthur Grohs	$22,680	N/A	$3,168	N/A	N/A	$0	$25,848

Robert J. McClintock	$22,680	N/A	$3,168	N/A	N/A	$0	$25,848

(1)	The amounts in column (d) reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 3 to the Company’s audited financial statements for the fiscal year ended December 31, 2011 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 23, 2012. No options were granted in 2010. As of December 31, 2011 each Director has the following number of options outstanding (total options outstanding include both options that are exercisable at December 31, 2011 and options that may become exercisable in the future): Daniel West: 16,449; Terrance Reeson: 16,449; Alvin Blickenstaff: 10,824; William Elliott: 5,200; Gerald Fletcher: 15,882; John Flournoy: 7,700; Arthur Grohs: 16,449 Robert McClintock: 3,200. The exercise price exceeded the market price for all options outstanding at December 31, 2011.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The firm of Crowe Horwath LLP served as certified independent public accountants for the audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2011. Crowe Horwath LLP was appointed as the Company’s independent public accountant on November 1, 2011as a result of the Company’s previous independent auditor, Perry-Smith LLP, combining with Crowe Horwath LLP on that date. The Company’s Board of Directors has determined the firm of Crowe Horwath LLP to be fully independent of the operations of Plumas Bancorp. Proposal 3 is nonbinding. If the appointment is not ratified, our Audit Committee will consider whether to appoint another independent registered public accounting firm in its discretion. If the appointment is ratified, our Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time if it determines that such a change would be advisable.

Aggregate fees billed by Crowe Horwath LLP and Perry-Smith LLP to Plumas Bancorp and Plumas Bank and the percentage of those fees that were pre-approved by the Company’s Audit Committee for the years ended 2011 and 2010 are as follows:

		Percentage		Percentage
		Pre-		Pre-
	2011	Approved	2010	Approved
Audit fees	$193,000	100%	$210,000	100%
Audit-related fees	19,000	100%	13,000	100%
Tax fees	18,000	100%	26,000	100%

Total fees	$230,000	100%	$249,000	100%

The Audit Committee of the Bancorp has considered the provision of non-audit services provided by Crowe Horwath LLP and Perry-Smith LLP to be compatible with maintaining the independence of Crowe Horwath LLP and Perry-Smith LLP.

It is anticipated that a representative of Crowe Horwath LLP will be present at the annual meeting of shareholders and will be available to respond to appropriate questions from shareholders at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE APPOINTMENT OF CROWE HORWATH LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

Shareholder Proposals

Stockholder Proposals: In order for a stockholder proposal to be considered for inclusion in the Company’s proxy statement for next year’s annual meeting, the written proposal must be received by the Company no later than December 11, 2012 and should contain such information as is required under the Company’s Bylaws. Such proposals will need to comply with the SEC’s regulations regarding the inclusion of shareholder proposals in the Company’s proxy materials.

Nomination of Director Candidates: The Company’s Bylaws permit stockholders to nominate directors at a shareholder meeting. In order to make a director nomination at an annual stockholder meeting, it is necessary that you notify the Company not less than 120 days before the first anniversary of the date that the proxy statement for the preceding year’s annual meeting was first sent to stockholders. The Company’s 2012 Proxy Statement was first sent to stockholders on April 10, 2012. Thus, in order for any such nomination notice to be timely for next year’s annual meeting, it must be received by the Company not later than December 11, 2012. In addition, the notice must meet all other requirements contained in the Company’s Bylaws and include any other information required pursuant to Regulation 14A under the Exchange Act.

Copy of Bylaw Provisions: You may contact the Investor Relations Officer, Ms. Elizabeth Kuipers, at the Company for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates. Additionally, a copy of the Company’s Bylaws can be accessed at http://www.plumasbank.com. Click on the “Investor Relations tab” and then Governance Documents.

Certain Transactions

Some of the directors and executive officers of Plumas Bancorp and their immediate families, as well as the companies with which they are associated, are customers of, or have had banking transactions with, Plumas Bancorp in the ordinary course of the Company’s business, and Plumas Bancorp expects to have banking transactions with such persons in the future. In management’s opinion, all loans and commitments to lend in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features.

Other Matters

Management does not know of any matters to be presented at the meeting other than those set forth above. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented by the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

Available Information

Plumas Bancorp’s common stock is registered under the Securities Exchange Act of 1934 and as a result the Company is required to file annual reports, quarterly reports and other periodic filings with the Securities and Exchange Commission (the “SEC”) and are posted and are available at no cost on the Company’s website, www.plumasbank.com, as soon as reasonably practicable after Plumas Bancorp files such documents with the SEC. These reports and filings are also available for inspection and/or printing at no cost through the SEC website, www.sec.gov. In addition, regulatory report data for both Plumas Bancorp and Plumas Bank are available for inspection and/or printing at no cost through the Federal Financial Institutions Examination Council’s (the “FFIEC”) website, www.ffiec.gov and the Federal Deposit Insurance Corporation’s (the “FDIC”) website, www.fdic.gov, respectively.

You may request an additional copy of the proxy statement, 10-K, 2011 annual report to shareholders, and form of proxy as to this annual meeting or all future shareholder meetings by calling us at 1.888.375.8627, by writing to us at Plumas Bancorp, 35 S. Lindan Avenue, Quincy, California 95971, Attn: Ms. Elizabeth Kuipers, Investor Relations Officer, or by email at investorrelations@plumasbank.com.

Signature (Joint Owners) Date Date Signature [PLEASE SIGN WITHIN BOX] VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. PLUMAS BANCORP 35 S. LINDAN AVENUE QUINCY, CA 95971 M44285-P24309 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. PLUMAS BANCORP For All Withhold All For All Except The Board of Directors recommends that you vote FOR the following: Vote on Directors ! ! ! 1. Election of nine (9) persons to be directors. Director Nominees: 01) James E. Beckwith 02) Alvin G. Blickenstaff 03) William E. Elliott 04) Gerald W. Fletcher 05) John Flournoy 06) Arthur C. Grohs 07) Robert J. McClintock 08) Terrance J. Reeson 09) Daniel E. West Vote on Proposals The Board of Directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! 2. The approval of a non-binding advisory vote on executive compensation, as more fully described in the accompanying Proxy Statement. ! ! ! 3. Ratification of the appointment of Crowe Horwath LLP as our independent auditors for the fiscal year ending December 31, 2012. 4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE BANCORP A DULY EXECUTED PROXY BEARING A LATER DATE OR AN INSTRUMENT REVOKING THIS PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. ! For address changes and/or comments, please check this box and write them on the back where indicated. ! ! Please indicate if you plan to attend this meeting. Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement, Form 10-K and Shareholder Letter are available at www.proxyvote.com. M44286-P24309 PROXY PLUMAS BANCORP THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Messrs. Arthur C. Grohs, Daniel E. West, and Terrance J. Reeson, as proxies with full power of substitution, to represent, vote and act, as designated on the reverse side, with respect to all shares of common stock of Plumas Bancorp (the “Bancorp”) which the undersigned would be entitled to vote at the meeting of shareholders to be held on May 16, 2012 at 10:30 a.m., at the Plumas Bank Credit Administration building located at 32 Central Avenue, Quincy, California or any adjournments thereof, with all the powers the undersigned would possess if personally present. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED ON THIS PROXY FOR DIRECTOR AND “FOR” APPROVAL OF A NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012. IF NO INSTRUCTION IS SPECIFIED BY THE SHAREHOLDER WITH REGARD TO THE MATTER ON THE PROXY TO BE ACTED UPON, THE PROXY HOLDERS WILL VOTE THE SHARES REPRESENTED BY THE PROXY “FOR” EACH OF THE NOMINEES FOR DIRECTORS, “FOR” APPROVAL OF A NON-BINDING ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012. IF ANY OTHER MATTER IS PRESENTED AT THE MEETING, THE PROXY HOLDERS WILL VOTE IN ACCORDANCE WITH RECOMMENDATIONS OF MANAGEMENT. Address Changes/Comments: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) PLEASE SIGN AND DATE ON THE OTHER SIDE